                                                                    EXHIBIT 3.53

                            ARTICLES OF INCORPORATION

                                       OF

                                   PAPER CHEM, INC.

                        The undersigned natural person of the age of eighteen
(18) years or more, acting as incorporator of a corporation under the Texas
Business Corporation Act, hereby adopts the following Articles of Incorporation for such corporations:
                                    ARTICLE I

                        The name of the corporation is PAPER CHEM, INC.

                                   ARTICLE II

                        The period of its duration is perpetual.

                                   ARTICLE III

                        The purpose or purposes for which the corporation is
organized is to engage in the business of selling sulfur and other chemical or energy related products; and generally and without limitations to transact any and all lawful business of every kind and character for which corporations may be incorporated under the Texas Business Corporation Act.

                                   ARTICLE IV

                        The aggregate number of shares which the corporation
shall have authority to issue is one thousand (1,000) with one Dollar ($1.00)
par value, designated Common Stock.

                                    ARTICLE V

                        The corporation will not commence business until it has
received for the issuance of its shares consideration of the value of One
Thousand and No/100 Dollars ($1,000.00), consisting of money, labor done, or property actually received.

                                   ARTICLE VI

                        The post office address of the original registered
office of the corporation is 4912 Lionel Avenue, Texarkana, Texas 75503, and the
name of its initial registered agent at such address is JASPER STOVER.

                                   ARTICLE VII

                        The number of directors constituting the initial Board
of Directors is two (2), and

the names and addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

        NAME                        ADDRESS
        ----                        -------
        JASPER STOVER               4912 Lionel Avenue, Texarkana, Texas 75503
        ELIZABETH A. STOVER         4912 Lionel Avenue, Texarkana, Texas 75503

                                  ARTICLE VIII

                        The name and address of the incorporator is JOSH R.
MORRISS, III.  Said incorporator is more than eighteen (18) years of age.

                        IN WITNESS WHEREOF, I have hereunto set my hand this the
19th day of January, 1983.
                                           /s/ Josh R. Morriss, III
                                           -------------------------------
                                           JOSH R. MORRISS, III

THE STATE OF TEXAS                (Section)
COUNTY OF BOWIE                   (Section)

            I, Pauline E. Davids, a Notary Public, do hereby certify that on the
19th day of January, 1983, personally appeared before me, JOSH R. MORRISS, III, who being by me first duly sworn, declared that he is the person who signed the foregoing document as Incorporator, and that the statements therein contained are true.

                                          /s/ Pauline E. Davids
                                          --------------------------------
                                          Notary Public, Bowie County, Texas
                                          My Commission Expires: August 31, 1984

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

            Pursuant to the provisions of Article 4.04 of the Texas Business
Corporation Act, the undersigned corporation adopts the following Articles of
Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

            The name of the corporation is PAPER CHEM, INC.

                                   ARTICLE TWO

            The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on July 25, 1983. The amendment alters or changes Article I of the original or amended Articles of Incorporation and the full text of each provision altered or changed is as follows:

                                     "ARTICLE I"

            "The name of the corporation is PAPER CHEMICALS, INC."

                                  ARTICLE THREE

            The number of shares of the corporation outstanding at the time of such adoption was 100; and the number of shares entitled to vote thereon was
100.

                                  ARTICLE FOUR

            The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

Dated July 25, 1983.

                                           PAPER CHEM, INC.

                                           By: /s/ Jasper D. Stover
                                               ---------------------------------
                                               JASPER D. STOVER, President

                                       and By: /s/ Elizabeth A. Stover
                                               ---------------------------------
                                               ELIZABETH A. STOVER, Secretary

STATE OF TEXAS                    (Section)
                                  (Section)
COUNTY OF BOWIE                   (Section)

            Before me, a notary public, on this day personally appeared JASPER
D. STOVER and ELIZABETH A. STOVER, known to me to be the persons whose names are subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE this 25th day of July, 1983.

                                        /s/ Josh R. Morriss, III
                                        ----------------------------------------
                                        Notary Public, Bowie County, Texas
                                        My Commission Expires: Nov. 8, 1984

                      WAIVER OF NOTICE, CONSENT, AND APPROVAL OF
                      MINUTES OF MEETING OF SHAREHOLDERS OF
                                   PAPER CHEM, INC.

            The undersigned, JASPER D. STOVER and ELIZABETH A. STOVER, being the sole and only Shareholders of PAPER CHEM, INC., waive call and notice of the
Shareholders held at the registered office of the Corporation at 10:00 a.m. on
July 25, 1983.

            The undersigned further consent to the holding of this meeting and approve the minutes thereof, a copy of which is attached hereto and incorporated herein by reference.

            DATED: July 25, 1983.

                                             /s/ Jasper D. Stover
                                             -----------------------------------
                                             JASPER D. STOVER

                                             /s/ Elizabeth A Stover
                                             -----------------------------------
                                             ELIZABETH A. STOVER

                     RESOLUTION ADOPTED BY UNANIMOUS WRITTEN
                             CONSENT OF SHAREHOLDERS

            We, JASPER D. STOVER and ELIZABETH A. STOVER, as Shareholders of
PAPER CHEM, INC., a corporation organized under the Texas Business Corporation
Act, being the sole Shareholders of the Corporation, do at the hereinabove described Special Meeting of the Shareholders of this Corporation and by this writing consent to take the following actions and adopt the following resolutions:

            RESOLVED THAT the proposal of the Board of Directors to Amend the
Articles of Incorporation of the Corporation from PAPER CHEM, INC. to PAPER
CHEMICALS, INC., be and the same is hereby, adopted; and that the Articles of
Incorporation be, and they are hereby, amended to change the name of the
Corporation from PAPER CHEM, INC. to PAPER CHEMICALS, INC.; and that the
President and Secretary be, and they are hereby authorized and directed to complete, execute, and file all documents necessary to affect such change of name.

            This consent is executed pursuant to the Texas law and Section 2.10 of Article II of the Bylaws of this Corporation.

            This unanimous written consent may be executed in one or more counterparts, all of which together shall be one and the same instrument.

            Dated as of July 25, 1983.

                                     /s/ Jasper D. Stover
                                     -------------------------------------------
                                     JASPER D. STOVER

                                     /s/ Elizabeth A Stover
                                     -------------------------------------------
                                     ELIZABETH A. STOVER

                        STATEMENT OF CHANGE OF REGISTERED

                         OFFICE OR REGISTERED AGENT, OR BOTH,

                         BY A TEXAS DOMESTIC CORPORATION

1.   The name of the corporation is PAPER CHEMICALS, INC.

2.   The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 4912 Lionel Avenue, Texarkana, Texas
     75503

3.   The address, including street and number, to which its registered office is to be changed is 100 Old Boston Road, Texarkana, Texas 75501 (Give new
     address or state "no change")

4.   The name of its present registered agent, as shown in the records of the
     Secretary of State of the State of Texas, prior to filing this statement is
     Jasper D. Stover

5.   The name of its new registered agent is No Change (Give new name or state
     "no change")

6.   The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.   Such change was authorized by its board of directors.

                                          /s/ Jasper D. Stover
                                          --------------------------------------
                                          JASPER D. STOVER, President

Sworn to May 11, 1984
       (date)

                                          /s/ Cheryl L. Waters
                                          --------------------------------------
                                          Notary Public
                                          Bowie County, Texas

INSTRUCTIONS:

Submit two (2) copies one with genuine signatures and notary seal. Filing Fee for a business (for Profit) corporation is $10.00. Filing Fee for a non-profit corporation is $5.00.

                        STATEMENT OF CHANGE OF REGISTERED

                         OFFICE OR REGISTERED AGENT, OR BOTH,

                         BY A TEXAS DOMESTIC CORPORATION

1.   The name of the corporation is PAPER CHEMICALS, INC.

2.   The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 100 Old Boston Road, Texarkana, Texas
     75501

3.   The address, including street and number, to which its registered office is to be changed is 3901 Terry Street, Texarkana, Texas, 75501 (Give new
     address or state "no change")

4.   The name of its present registered agent, as shown in the records of the
     Secretary of State of the State of Texas, prior to filing this statement is
     Jasper D. Stover

5.   The name of its new registered agent is No change (Give new name or state
     "no change")

6.   The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.   Such change was authorized by its board of directors.

                                    /s/ Jasper D. Stover
                                    --------------------------------------------
                                    JASPER D. STOVER, President

Sworn to June 2, 1987
       (date)

                                    /s/ Patricia E. Rogers
                                    --------------------------------------------
                                    Notary Public
                                    Bowie County, Texas

INSTRUCTIONS:

Submit two (2) copies one with genuine signatures and notary seal. Filing Fee for a business (for Profit) corporation is $10.00. Filing Fee for a non-profit corporation is $5.00.

                     PUBLIC INFORMATION REPORT (PIR) NOTIFICATION

Prior to tax year 2002 copies of Public Information Reports may not have been retained by the Secretary of State of Texas. If you have received this notification in place of a listed report prior to that date you must contact the
Comptroller of Public Accounts at (512) 463-4600 to request copies of the record.

                               ARTICLES OF MERGER

            Pursuant to Article 5.04 of the Texas Business Corporation Act,
PAPER CHEMICALS, INC. and PAPER CHEMICALS OF ALABAMA, INC. adopt the following
Articles of Merger.

            1.  The name and type of organization of each party to the merger, and the state under whose laws each party is organized are:

            Name                                            Entity                          State
            ----                                            ------                          -----

            Paper Chemicals, Inc.                      Business Corporation             Texas
            Papers Chemicals of Alabama, Inc.          Business Corporation             Alabama

            2.  The law of the State of Alabama, under which Paper  Chemicals of
Alabama, Inc. is organized and its constituent documents permit the merger specified in these Articles. The Articles of Incorporation of Paper Chemicals of
Alabama, Inc. were filed in the Office of the Probate Judge of the County of
Montgomery, Alabama.

            3.  Paper Chemicals, Inc. shall survive this merger and be governed by the laws of the State of Texas.

            4.  The Plan of Merger that has been approved by Paper Chemicals,
Inc., in the manner prescribed by its constituent documents and the Texas
Business Corporation Act, and by Paper Chemicals of Alabama, Inc., in the manner prescribed by its constituent documents and the laws of the State of Alabama is set forth in the attached Exhibit A, and incorporated by reference into these
Articles, as if set forth here in full.

            5.  The Plan of Merger and performance of its terms were  duly authorized by Paper Chemicals, Inc. by allocation required by the laws under which it was incorporated or organized and by its constituent documents.

            6.  The approval of the Plan of Merger by Paper Chemicals of
Alabama, Inc. was duly authorized by all action required by the laws under which it was incorporated or organized and by its constituent documents.

            7.  The Articles of Incorporation of Paper Chemicals, Inc., existing as of this date, will continue in full force and effect without amendment hereby.

            8.  For each corporation that is a party to the merger, the number of shares outstanding and the designation and number of outstanding shares of each class or series that are entitled to vote as a class on a merger are as follows:

                              ENTITLED TO VOTE AS A
                                 CLASS OR SERIES

                           NUMBER OF
                            SHARES            DESIGNATION           NO. OF
NAME OF CORPORATION       OUTSTANDING      OF CLASS OR SERIES       SHARES
Paper Chemicals, Inc.         100                None                N/A
Paper Chemicals of Alabama,
  Inc.                      1,000                None                N/A

          9. For each corporation that is a party to the merger, the number of shares that voted for or against the plan of merger, and the number of shares of each class or series that voted for and against the plan, are as follows:

                              ENTITLED TO VOTE AS A
                                 CLASS OR SERIES

                           NUMBER OF     TOTAL      DESIGNATION
                            SHARES       VOTED      OF CLASS OR           NO. OF
NAME OF CORPORATION       OUTSTANDING   AGAINST        SERIES             SHARES
Paper Chemicals, Inc.         100         0             None                N/A
Paper Chemicals of Alabama,
  Inc.                      1,000         0             None                N/A

            EXECUTED this 7th day of December, 2000

                                      PAPER CHEMICALS, INC.

                                      By: /s/ David H. Johnson
                                         ---------------------------------------
                                         Name:  D. H. Johnson
                                         Title: President

                                      PAPER CHEMICALS OF ALABAMA, INC.

                                      By: /s/ David H. Johnson
                                          --------------------------------------
                                          Name:  D. H. Johnson
                                          Title: President

                            CORPORATE ACKNOWLEDGMENTS

STATE OF ILLINOIS                )
                                 )
COUNTY OF DUPAGE                 )

            This instrument was acknowledged before me on the 7th day of
December, 2000 by D.H. Johnson, President of PAPER CHEMICALS, INC., a Texas
corporation, on behalf of said corporation

                        /s/ Filomena Y. Trombino
                        ------------------------------------------------------
                                              Notary Public, State of Illinois

STATE OF ILLINOIS               )
                                )
COUNTY OF DUPAGE                )

            This instrument was acknowledged before me on the 7th day of
December, 2000 by D.H. Johnson, President of PAPER CHEMICALS OF ALABAMA, INC.,
an Alabama corporation, on behalf of said corporation

                        /s/ Filomena Y. Trombino
                        ------------------------------------------------------
                                              Notary Public, State of Illinois

                                                                       Exhibit A
                                 PLAN OF MERGER

            THIS PLAN OF MERGER ("Plan") is entered into on the day and year hereinafter set forth by PAPER CHEMICALS OF ALABAMA, INC. ("Acquired
Corporation"), a corporation incorporated under the laws of Alabama and PAPER
CHEMICALS, INC. ("Surviving Corporation"), a corporation incorporated under the laws of Texas.

                                    ARTICLE 1

                                 PLAN OF MERGER

ADOPTION OF PLAN

            1.01. A plan of reorganization of Acquired Corporation and
Surviving Corporation under the provisions of Article 5.01 et seq. of the Texas
Business Corporation Act and Section 368(a)(1)(A) of the Internal Revenue Code
is adopted as follows:

            (a) On the effective date of the merger as set forth in Article 1.02 of the Plan of Merger, Acquired Corporation will be merged into Surviving
Corporation, to do business and be governed by the laws of Texas.

            (b) Surviving Corporation's name will be PAPER CHEMICALS, INC.

            (c) When this Plan becomes effective, the existence of Acquired
Corporation as a distinct entity will cease. At that time, Surviving Corporation will succeed to all the rights, title, and interests to all property owned by
Acquired Corporation, without reversion or impairment, without any further act, and without any transfer or assignment having occurred, but subject to any existing liens or other encumbrances on the property. Surviving Corporation also will be subject to all the debts and obligations of Acquired Corporation as the primary obligor, except as otherwise provided by law or contract, and only
Surviving Corporation will be liable for the debt or obligation.

            (d) Surviving Corporation will carry on business with the assets of the parties to the merger as these corporations existed immediately prior to the merger.

            (e) The shareholder of Acquired Corporation will surrender all of its shares in the manner set forth in this Plan.

            (f) In exchange for the shares of Acquired Corporation surrendered by its shareholder, Surviving Corporation will issue and transfer to that shareholders, on the basis set forth in this Plan, shares of its common stock.

            (g) The shareholder of Surviving Corporation will retain its shares as shares of PAPER CHEMICAL, INC.

EFFECTIVE DATE

            1.02.       The effective date of the merger ("Effective Date"),
will be 12:01 a.m. on January 1, 2001.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

ACQUIRED CORPORATION

            2.01. As a material inducement to Surviving Corporation to execute this Plan and perform its obligations under this Plan, Acquired Corporation represents and warrants to Surviving Corporation as follows:

            (a) Acquired Corporation is a corporation duly organized, validly existing, and in good standing under the laws of Alabama, with corporate power and authority to own, lease, and operate property and carry on its business as it is now being conducted. Acquired Corporation is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which its principal properties are located and business is transacted. A copy of the articles of incorporation and the bylaws of Acquired Corporation, including all amendments effective as of the date of this Plan, have been delivered to Surviving Corporation, and are complete and correct.

            (b) Acquired Corporation has 1,000 shares of stock, $1.00 par, issued and outstanding.

SURVIVING CORPORATION

            2.02. As a material inducement to Acquired Corporation to execute and perform its obligations under this Plan, Surviving Corporation represents and warrants to Acquired Corporation as follows:

            (a) Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of Texas, with corporate power and authority to own, lease, and operate property and carry on its business as it is now being conducted. Surviving Corporation is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which its principal properties are located and business is transacted.

            (b) Surviving Corporation has 1,000 shares of stock, $1.00 par, authorized, of which 100 are issued and outstanding

                                    ARTICLE 3

              TERMS, CONDITIONS, AND PROCEDURES PRIOR TO EFFECTIVE DATE

SUBMISSION TO SHAREHOLDERS AND FILING

            3.01. This Plan will be submitted for approval separately to  the shareholders of the merging parties in the manner provided by the laws of
Texas and the state of Alabama.

CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED CORPORATION

            3.02. Except as expressly waived in writing by Acquired Corporation, all of the obligations of Acquired Corporation are subject to Surviving
Corporation's satisfaction of each of the following conditions on or before the
Effective Date.

            (a) The representations and warranties made by Surviving Corporation to Acquired Corporation in Article 2 of this plan will be deemed to have been repeated on the Effective Date and will on that date be true and correct in all material respects. If Surviving Corporation discovers any material error, misstatement, or omission in those representations and warranties on or before the Effective Date, it must report that discovery immediately to Acquired
Corporation and must either correct the error, misstatement, or omission or obtain a written waiver from Acquired Corporation.

            (b) Surviving Corporation must have performed and complied with all applicable covenants and conditions required by this Plan on or before the
Effective Date.

            (c) Surviving Corporation must have performed and complied with all applicable agreements and conditions in this Plan prior to or on the Effective
Date.

            (d) No action or proceeding by any governmental body or agency must have been threatened, asserted, or instituted to restrain or prohibit the carrying out of the transactions contemplated by this Plan.

            (e) All corporate and other proceedings and actions taken in connection with the transactions contemplated and all certificates, opinions, agreements, instruments, and documents must be satisfactory in form and substance to counsel for the Acquired Corporation.

CONDITIONS PRECEDENT TO OBLIGATIONS OF SURVIVING CORPORATION

            3.03. Except as waived in writing by Surviving Corporation, all of the obligations of Surviving Corporation under this Plan are subject to fulfillment of each of the following conditions on or before the Effective Date;

            (a) The representations and warranties of Acquired Corporation in this Plan and in any document delivered under this Plan are deemed to have been repeated in full on the Effective Date and must on that date be true and correct in all material respects. If Acquired Corporation discovers any material error, misstatement, or omission in those representations and warranties on or before the Effective Date, it must report that discovery immediately to Surviving
Corporation and must either correct the error, misstatement, or omission or obtain a written waiver from Surviving Corporation.

            (b) Acquired Corporation must have performed and complied with all applicable covenants and conditions in this Plan on or before the Effective
Date.

            (c) No action or proceeding by any governmental body or agency will have been threatened, asserted, or instituted to restrain or prohibit the completion of the transactions contemplated by this Plan.

INTERIM CONDUCT OF BUSINESS

            3.04. Except as limited by this paragraph 3.04, pending consummation of the merger, each of the parties to the merger will carry on its business in substantially the same manner as prior to the date of this Plan and will use its best efforts to maintain its good will in relationships with suppliers and others transacting business with the entity.

EXPENSES

            3.05. (a) If the merger set forth in this Plan is consummated,
Surviving Corporation will pay all costs and expenses of the merger.

            (b) If the merger set forth in this Plan is not consummated, each party to this Plan will pay its own costs and expenses incident to the contemplated merger.

                                    ARTICLE 4

                      MANNER AND BASIS OF CONVERTING SHARES

MANNER OF CONVERTING SHARES

            4.01. The holders of shares of Acquired Corporation will surrender their shares to the Secretary of Surviving Corporation, promptly after the
Effective Date, in exchange for shares of Surviving Corporation to which they are entitled under this Article 4.

            4.02. The shareholders of Acquired Corporation will be entitled to receive 60 shares of common stock of Surviving Corporation of $1.00 par value for its 1,000 of common stock, $1.00 par value, issued and outstanding.

CAPITAL STRUCTURE OF SURVIVING CORPORATION

            4.03. (a) The currently outstanding 100 shares of common stock of
Surviving Corporation, each of $1.00 par value, will remain outstanding as common stock, each of $1.00 par value, of Surviving Corporation.

            (b) After the Effective Date, Surviving Corporation will have 160 shares of common stock, each of $1.00 par value, outstanding.

                                    ARTICLE 5

                             DIRECTORS AND OFFICERS

DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

            5.01. The present board of directors of Surviving Corporation will continue to serve as its board of directors until the next annual meeting or until their successors have been elected and qualified.

            5.02. All persons who on the Effective Date are executive or administrative officers of Surviving Corporation will remain as officers of
Surviving Corporation until its board of directors determines otherwise.
Surviving Corporation's board of directors may elect or appoint additional officers as it deems necessary.

                                    ARTICLE 6

                      ARTICLES OF INCORPORATION AND BYLAWS

ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

            6.01. Surviving Corporation's articles of incorporation, as existing on the Effective Date, will continue in full force until amended as provided in the articles of or bylaws.

SURVIVING CORPORATION'S BYLAWS

            6.02. Surviving Corporation's bylaws, as existing on the Effective
Date, will continue in full force until altered, amended, or repealed as provided in the bylaws or as provided by law.

                                    ARTICLE 7

                             SURVIVAL OF WARRANTIES

NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

            7.01. All statements contained in any memorandum, certificate, letter, document, or

other instrument delivered by or on behalf of Acquired Corporation, Surviving
Corporation, or the shareholders of any party to the plan of merger will be deemed representation and warranties made by such parties, respectively, to each other under this Plan. The representations and warranties of the parties and the shareholders will survive for a period of three years following the Effective
Date and will survive despite any inspections, examinations, or audits made on behalf of the parties and the shareholders.

                                    ARTICLE 8

                                   ABANDONMENT

CIRCUMSTANCES ALLOWING TERMINATION AND ABANDONMENT

            8.01. This Plan may be terminated and the merger may be abandoned at any time before the Effective Date, even after the articles of merger have been filed with the Texas secretary of state.

            (a) The board of directors of any party to the merger may abandon this Plan before the articles of merger are filed with the Texas secretary of state.

            (b) To abandon this plan after the articles of merger have been filed with the Texas secretary of state, an officer or authorized representative must file a statement with the secretary of state executed on behalf of each party to the merger declaring that the Plan has been abandoned in accordance with the terms of this Plan and Article 5.03, Section I of the Texas Business
Corporation Act. The statement must be filed before the effective date of the merger.

            (c) Regardless of whether the articles of merger have been filed with the Texas secretary of state, this Plan may be abandoned under the following circumstances:

                        (i) The number of shareholders dissenting from
the merger is so large that the merger is deemed inadvisable or undesirable in the opinion of the board of directors of either party to the merger.

                        (ii) Any material litigation or proceeding has
been instituted or threatened against another party to the merger or any of its assets, that renders the merger inadvisable or undesirable in the opinion of the board of directors of either party to the merger.

                        (iii) Any legislation has been enacted that, in the
opinion of the board of directors of either party to the merger, renders the merger inadvisable or undesirable.

                        (iv) After the date of execution of this Plan there has
been, in the opinion of the board of directors of either party to the merger, any materially adverse change in the business or condition, financial or otherwise, of another party to the merger.

NOTICE OF AND LIABILITY ON TERMINATION OF PLAN

            8.02. If an election is made to abandon this Plan under paragraph
8.01:

            (a) An officer or authorized representative of the party whose board of directors has made the election must give immediate written notice of the election to the other party to the merger.

            (b) When notice has been properly effected as provided in
subparagraph (a), and when an appropriate statement has been filed with the secretary of state as provided in Section 8.01(b), this Plan will terminate and the proposed merger will be abandoned. Except for payment of its own costs and expenses incident to the Plan, there will be no liability on the part of either party to the merger as a result of the abandonment.

                                    ARTICLE 9

                         ENFORCEMENT AND INTERPRETATION

FURTHER ASSURANCES AND ASSIGNMENTS

            9.01. Acquired Corporation agrees that when requested by Surviving
Corporation or by its successors or assigns, Acquired Corporation will execute and deliver or cause to be executed and delivered all deeds and other instruments necessary to consummate the transaction that is the subject of this
Plan. Acquired Corporation also agrees to take or cause to be taken any further action, assignments, or assurances that are necessary to vest, perfect, and conform title of Surviving Corporation to all the property, rights, privileges, powers, and franchises referred to in Article 1 of this Plan, and otherwise necessary to carry out the intent and purpose of this Plan.

NOTICES

            9.02. Any notices or other communication required or permitted by this Plan, with the exception of the filing of a statement of abandonment under paragraph 8.01(b), will be deemed to be given when deposited in the United
States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, addressed

            (a) In the case of Acquired Corporation, to: Randy Baillif, Paper
Chemicals of Alabama, Inc., 4400 AlaTex Road, P.O. Box 250348, Montgomery, AL
36125-0348 or to any other person or address that Acquired Corporation may designate in writing on proper notice to Surviving Corporation.

            (b) In the case of Surviving Corporation, to Thomas Dodds, Paper
Chemicals, Inc., 3901 Terry Street, P.O. Box 6837, Texarkana, TX 75505-6837 or
to any other person or address that Surviving Corporation may designate in writing on proper notice to Acquired Corporation.

ENTIRE AGREEMENT AND COUNTERPARTS

            9.03. This instrument and any exhibits attached to and incorporated into the instrument contain the entire agreement between the parties with respect to the transaction contemplated by this Plan. It may be executed in any number of counterparts; however, all counterparts taken together will constitute one original.

CONTROLLING LAW

            9.04. The validity, interpretation, and performance of this
Plan is controlled by and construed under the laws of Texas.

            EXECUTED on this 7th day of December, 2000.

                                      PAPER CHEMICALS OF ALABAMA, INC.

                                      By: /s/ David H. Johnson
                                          --------------------------------------
                                          Name:   D. H. Johnson
                                          Title:  President

                                      PAPER CHEMICALS, INC

                                      By: /s/ David H. Johnson
                                          --------------------------------------
                                          Name:  D. H. Johnson
                                          Title: President

05-102
(Rev.2-02/20)

TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report

a.  T Code /x/ 13196 Franchise     / / 16196 Bank

b.  02256241125

c. Taxpayer identification number:  17518676071

d. Report year:  2002

Corporation name and address:

PAPER CHEMICALS, INC.
ONDEO NALCO CENTER
NAPERVILLE, IL 60563-1198

e.  PIR/IND / / 1,2,3,4 Secretary of State file number or, if none, Comptroller unchartered number:

g.  0640434007

Item K on Franchise Tax Report Forms, Page 1

The following information MUST be provided for the Secretary of State (S.O.S.)
by each corporation or limited liability company that files a Texas Corporation
Franchise Tax Report. The information will be available for public inspection.

"SECTION A" MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information.

Please sign below!

/ / Check here if there are currently no changes to the information preprinted in Sections A, B and C of this report.

Corporation's principal office:  TEXARKANA, TX

Principal place of business:        TEXARKANA, TX

SECTION A.  Name, title and mailing address of each officer and director.  Use additional sheets, if necessary.

Name:  SEE STATEMENT 1

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary.

Name of owned (subsidiary) corporation:

State of incorporation:

Texas S.O.S. file number:

Percentage interest:

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation:  ONDEO NALCO COMPANY

State of incorporation:  DE

Texas S.O.S. file number:  0000943836

Percentage interest: 100.00

Registered agent and registered office currently on file (Changes must be filed separately with the Secretary of State.)

Agent: C. T. Corporation

Office:

/s/ David J. Blair

/ / Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here: Officer, director or other authorized person:

/s/ David J. Blair

Title: Treasurer

Date: 9/6/02

Daytime phone (Area code and number)

PAPER CHEMICALS, INC.
ONDEO NALCO Center, Naperville, IL 60563
FEIN #75-1867607
For the Year Ended 12/31/2001

2001 Texas Franchise Tax Public Information Report

DIRECTOR                  TITLE                                        MAILING ADDRESS
--------                  -----                                        ---------------

J. T. Burns               Director                       Ondeo Nalco Center, Naperville, IL 60563-1198
D. H. Johnson             Director                       Ondeo Nalco Center, Naperville, IL 60563-1198
J. M. Schoo               Director                       Ondeo Nalco Center, Naperville, IL 60563-1198

OFFICER                   TITLE                                        MAILING ADDRESS
-------                   -----                                        ---------------
Perry Doucette            President                      Ondeo Nalco Center, Naperville, IL 60583-1198
R. D. Baillif             Vice President                 Ondeo Nalco Center, Naperville, IL 60563-1198
G. Mangione               Controller                     Ondeo Nalco Center, Naperville, IL 60563-1198
David J. Blair            Treasurer                      Ondeo Nalco Center, Naperville, IL 60563-1198
J. M. Newton              Secretary                      Ondeo Nalco Center, Naperville, IL 60563-1198
P. E. Rogers              Assistant Secretary            Ondeo Nalco Center, Naperville, IL 60563-1198
P. E. Rogers              Assistant Treasurer            Ondeo Nalco Center, Naperville, IL 60563-1198
T. M. Hacker              Assistant Treasurer            Ondeo Nalco Center, Naperville, IL 60563-1198

                                                                     Statement 1

05-102
(Rev.2-02/20)

TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report

a.  T Code /x/ 13196 Franchise     / / 16196 Bank

b.  02256241125

c.  Taxpayer identification number:  17518676071

d.  Report year:  2002

Corporation name and address:

PAPER CHEMICALS, INC.
ONDEO NALCO CENTER
NAPERVILLE, IL 60563-1198

e.  Secretary of State file number or, if none, Comptroller unchartered number:

g.  0640434007

Item K on Francise Tax Report forms Page 1

The following information MUST be provided for the Secretary of State (S.O.S.)
by each corporation or limited liability company that files a Texas Corporation
Franchise Tax Report. The information will be available for public inspection.

"SECTION A" MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information.

Please sign below!

/ / Check here if there are currently no changes to the information preprinted in Sections A, B and C of this report.

Corporation's principal office:  TEXARKANA, TX

Principal place of business:        TEXARKANA, TX

SECTION A.  Name, title and mailing address of each officer and director.  Use additional sheets, if necessary.

Name:  SEE STATEMENT 1

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

Name:

Title:

Director:  YES

Social Security No. (Optional)

Mailing Address:

Expiration date (mm-dd-yyyy)

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary.

Name of owned (subsidiary) corporation:

State of incorporation:

Texas S.O.S. file number:

Percentage interest:

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation:  ONDEO NALCO COMPANY

State of incorporation:  DE

Texas S.O.S. file number:  0000943836

Percentage interest: 100.00

Registered agent and registered office currently on file (Changes must be filed separately with the Secretary of State.)

Agent: C. T. Corporation

Office:

/s. David J. Blair

/ / Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named

in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here: Officer, director or other authorized person:

/s. David J. Blair

Title: Treasurer

Date: 9/6/02

Daytime phone (Area code and number)

PAPER CHEMICALS, INC.
ONDEO NALCO Center, Naperville, IL 60563
FEIN #75-1687607
For the Year Ended 12/31/2001

2001 Texas Franchise Tax Public Information Report

DIRECTOR                  TITLE                                       MAILING ADDRESS
--------                  -----                                       ---------------

J. T. Burns               Director                 Ondeo Nalco Center, Naperville, IL 60563-1198
D. H. Johnson             Director                 Ondeo Nalco Center, Naperville, IL 60563-1198
J. M. Schoo               Director                 Ondeo Nalco Center, Naperville, IL 60563-1198

OFFICER                   TITLE                                       MAILING ADDRESS
-------                   -----                                       ---------------

Perry Doucette            President                Ondeo Nalco Center, Naperville, IL 60583-1198
R. D. Baillif             Vice President           Ondeo Nalco Center, Naperville, IL 60563-1198
G. Mangione               Controller               Ondeo Nalco Center, Naperville, IL 60563-1198
David J. Blair            Treasurer                Ondeo Nalco Center, Naperville, IL 60563-1198
J. M. Newton              Secretary                Ondeo Nalco Center, Naperville, IL 60563-1198
P. E. Rogers              Assistant Secretary      Ondeo Nalco Center, Naperville, IL 60563-1198
P. E. Rogers              Assistant Treasurer      Ondeo Nalco Center, Naperville, IL 60563-1198
T. M. Hacker              Assistant Treasurer      Ondeo Nalco Center, Naperville, IL 60563-1198

                                                                     Statement 1